EXHIBIT 99.1


                            TRADEQWEST, INCORPORATED
                              FINANCIAL STATEMENTS


                                     INDEX


                                                                      PAGE
                                                                     NUMBER
                                                                     ------
 AUDITED FINANCIAL STATEMENTS
   INDEPENDENT AUDITORS' REPORT                                        2

   BALANCE SHEET AS OF MARCH 31, 2001                                  3

   STATEMENT OF OPERATIONS FOR THE PERIOD FROM
   JANUARY 8, 2001  (INCEPTION) TO MARCH 31, 2001                      4

   STATEMENT OF CHANGES IN STOCKHOLDERS'  DEFICIENCY
   FOR THE PERIOD FROM JANUARY 8, 2001 (INCEPTION) TO
   MARCH 31, 2001                                                      5

   STATEMENT OF CASH FLOWS FOR THE PERIOD FROM JANUARY 8, 2001
   (INCEPTION) TO MARCH 31, 2001                                       6

   NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2001                  7

  INTERIM FINANCIAL STATEMENTS (UNAUDITED)
   BALANCE SHEET AS OF JUNE 30, 2001                                  13

   STATEMENT OF OPERATIONS  FOR THE PERIOD FROM JANUARY 8, 2001
   (INCEPTION) TO JUNE 30, 2001                                       14

   STATEMENT OF CHANGES IN STOCKHOLDERS'  DEFICIENCY FOR THE
   PERIOD FROM JANUARY 8, 2001 (INCEPTION) TO JUNE 30, 2001           15

   STATEMENT OF CASH FLOWS FOR THE PERIOD FROM JANUARY 8, 2001
   (INCEPTION) TO JUNE 30, 2001                                       16

   NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2001                  17

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors of:
  TradeQwest Incorporated

We have audited the accompanying balance sheet of TradeQwest Incorporated as of March 31, 2001 and the related statements of operations, changes in stockholders' deficiency and cash flows for the period from January 8, 2001 (inception) to March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of TradeQwest Incorporated as of March 31, 2001, and the results of its operations and its cash flows for the period from January 8, 2001 (inception) to March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has a loss from current operations of $215,153, a negative cash flow from operating activities of $31,883, and a working capital deficiency of $15,390 that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Weinberg & Company, P.A.
---------------------------
WEINBERG & COMPANY, P.A.


Los Angeles, California
July 18, 2001

                             TRADEQWEST INCORPORATED
                                  BALANCE SHEET
                              AS OF MARCH 31, 2001
                              --------------------

CURRENT ASSETS

  Cash                                                        $         21,678
                                                              ----------------
     Total Current Assets                                               21,678
                                                              ----------------

OTHER ASSETS

  Security deposit                                                       5,108
                                                              ----------------
     Total Other Assets                                                  5,108
                                                              ----------------
TOTAL ASSETS                                                  $         26,786
------------                                                  ================


                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                    ----------------------------------------
CURRENT LIABILITIES

  Accounts payable                                            $         37,068
                                                              ----------------
     Total Current Liabilities                                          37,068
                                                              ----------------

STOCKHOLDERS' DEFICIENCY
  Common stock, no par value, 1,500 shares authorized,
  issued and outstanding                                                58,669
  Additional paid-in capital                                           146,202
  Accumulated deficit                                                 (215,153)
                                                              ----------------
TOTAL STOCKHOLDERS' EQUITY                                             (10,282)
                                                              ----------------


TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                $         26,786
----------------------------------------------                ================



                 See accompanying notes to financial statements.

                             TRADEQWEST INCORPORATED
                             STATEMENT OF OPERATIONS
        FOR THE PERIOD FROM JANUARY 8, 2001 (INCEPTION)TO MARCH 31, 2001
        ----------------------------------------------------------------



SALES                                                         $      2,778,455

COST OF GOODS SOLD                                                   2,617,607
                                                              ----------------
GROSS PROFIT                                                           160,848
                                                              ----------------
OPERATING EXPENSES
 Officer's salary                                                       40,000
 Office salaries                                                       102,466
 Travel expense                                                         72,017
 Meals and entertainment                                                43,048
 Selling and marketing expenses                                         41,420
 Office expenses                                                        24,761
 Professional fees                                                      20,366
 Supplies and samples                                                   19,227
 Utilities                                                              12,696
                                                              ----------------
      Total Operating Expenses                                         376,001
                                                              ----------------
NET LOSS                                                      $       (215,153)
--------                                                      ================

NET LOSS PER SHARE  - BASIC AND DILUTED                       $        (143.44)
                                                              ================
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
DURING THE PERIOD - BASIC AND DILUTED                                    1,500
                                                              ================





                 See accompanying notes to financial statements.

                             TRADEQWEST INCORPORATED
                STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
        FOR THE PERIOD FROM JANUARY 8, 2001 (INCEPTION) TO MARCH 31, 2001



                                                   Common Stock        Additional
                                               -------------------      Paid-In      Accumulated
                                               Shares     Amount        Capital        Deficit         Total
                                               ------   ----------    -----------    -----------    -----------

Common stock issued for cash to founders        1,500   $   58,669    $      -       $     -        $    58,669

Contribution of loan payable - stockholders      -            -           146,202          -            146,202

Net loss for the period ended March 31, 2001     -            -              -         (215,153)       (215,153)
                                               ------   ----------    -----------    -----------    -----------

BALANCE, MARCH 31, 2001                         1,500   $   58,669    $   146,202    $ (215,153)    $   (10,282)
-----------------------                        ======   ==========    ===========    ===========    ===========





















                 See accompanying notes to financial statements.

                             TRADEQWEST INCORPORATED
                             STATEMENT OF CASH FLOWS
        FOR THE PERIOD FROM JANUARY 8, 2001 (INCEPTION) TO MARCH 31, 2001
        -----------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                    $     (215,153)
   Adjustments to reconcile net loss to net cash
   used in operating activities:
    Expenses paid by shareholders on behalf of the Company            146,202
    Changes in operating assets and liabilities

     Increase in accounts payable                                      37,068
                                                               --------------
         Net Cash Used In Operating Activities                        (31,883)
                                                               --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Security deposit                                                   (5,108)
                                                               --------------
         Net Cash Used In Investing Activities                         (5,108)
                                                               --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from issuance of stock                                    58,669
                                                               --------------
         Net Cash Provided By Financing Activities                     58,669
                                                               --------------

INCREASE IN CASH AND CASH EQUIVALENTS                                  21,678

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                          -
                                                               --------------

CASH AND CASH EQUIVALENTS - END OF PERIOD                      $       21,678
-----------------------------------------                      ==============






                 See accompanying notes to financial statements.

                             TRADEQWEST INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2001


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A) Organization and Business Operations
     ----------------------------------------
     TradeQwest Incorporated (the "Company") was incorporated in Delaware on January 8, 2001. The Company is a supply chain management and logistics services provider which at this time specifically serves the international textile and apparel industry. The Company fully manages the apparel sourcing and production process beginning with overseas manufacturing and logistics, through financial control systems and includes domestic warehousing and distribution.

     (B) Use of Estimates
     --------------------
     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (C) Cash and Cash Equivalents
     -----------------------------
     For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

     (D) Income Taxes
     ----------------
     The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     (E) Revenue Recognition
     -----------------------
     The Company recognizes revenue at the time of shipment and collectability is reasonably assured.

                             TRADEQWEST INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2001

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     (F) Fair Value of Financial Instruments
     ---------------------------------------
     Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The carrying amounts of the Company's accounts payable and loan payable - stockholder approximates fair value due to the relatively short period to maturity for these instruments.

     (G) Loss Per Share
     ------------------
     Basic and diluted net loss per common share for the period from January 8, 2001 (inception) to March 31, 2001 is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share". Common stock equivalents have not been included in the computation of diluted loss per share since the effect would be anti-dilutive.

     (H) Business Segments
     ---------------------
     The Company applies Statement of Financial Accounting Standards No. 131 "Disclosures about Segments of an Enterprise and Related Information". The Company operates in one segment and therefore segment information is not presented.

     (I) Recent Accounting Pronouncements
     ------------------------------------
     The Financial Accounting Standards Board has recently issued several new accounting pronouncements. Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by Statement No. 137 and 138, establishes accounting and reporting standards for derivative instruments and related contracts and hedging activities. This statement is effective for all fiscal quarters and fiscal years beginning after June 15, 2000. The Company believes that its adoption of these pronouncements will not have a material effect on the Company's financial position or results of operations.

                             TRADEQWEST INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2001

NOTE 2 - STOCKHOLDERS' EQUITY

     In January 2001, the Company issued 1,500 shares of common stock for cash of $58,669.

     The Company's Board of Directors authorized the conversion of a $146,202 non-interest bearing loan payable to the shareholders, which arose from funds expended on behalf of the Company, into additional paid-in capital.

NOTE 3 - COMMITMENTS AND CONTINGENCIES

     (A) Operating Lease
     -------------------
     The Company leases corporate office space under a short-term non-cancelable lease commencing February 26, 2001 and expiring May 31, 2001. Total rent expense for the period from January 8, 2001 to March 31, 2001 was $4,442.

     (B) Warehouse Lease
     -------------------
     The Company rents warehouse space on a month to month basis. Total rent expense for the period from January 8, 2001 to March 31, 2001 was $55,988 (See Note 7(iii)).

     (C) Employment Agreements
     -------------------------
     The Company entered into employment agreements with its three executive officers effective January 8, 2001. The employment agreements provide for annual salaries of $144,000, incentive compensation, and other items. All the employment agreements have an expiration date of January 1, 2003. As of March 31, 2001, all three executive officers have agreed to waive all salaries accrued but not paid prior to that day.

     (D) Consulting Agreement
     ------------------------
     On March 31, 2001, the Company entered into a one-year agreement with an individual to provide financial consulting services. Under the terms of the agreement, the Company will pay the consultant $5,000 per month.

                             TRADEQWEST INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2001

NOTE 4 - INCOME TAXES

     Income  tax  expense   (benefit)  for  the  period  from  January  8,  2001
     (inception) to March 31, 2001 is summarized as follows:


       Current:
         Federal                                              $       -
         State                                                        -
         Deferred - Federal and State                                 -
                                                              -------------
       Income tax expense (benefit)                           $       -
                                                              =============

     The Company's tax expense differs from the "expected" tax expense for the period from January 8, 2001 (inception) to March 31, 2001 as follows:


       U.S. Federal income tax benefit                      $     (65,800)

       Effect of net operating loss carryforward                   65,800
                                                            --------------
                                                            $        -
                                                            ==============

     The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities as of March 31, 2001 are as follows:

       Deferred tax assets:
       Net operating loss carryforward                      $      65,800
                                                            --------------
         Total gross deferred tax assets                           65,800
       Less valuation allowance                                   (65,800)
                                                            --------------
         Net deferred tax assets                            $        -
                                                            ==============

     As of March 31, 2001, the Company had a net operating loss carryforward of approximately $193,600 for U.S. Federal income tax purposes available to offset future taxable income expiring in 2021.

     The net change in the valuation allowance during the period from January 8, 2001 (inception) to March 31, 2001 was an increase of approximately $65,800.

                             TRADEQWEST INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2001

NOTE 5 - SIGNIFICANT CONCENTRATION OF CREDIT RISK

     Through March 31, 2001, the Company derived 100% of its revenues from one customer. As of March 31, 2001, there were no accounts receivable balance due from this customer.

     Through March 31, 2001, the Company purchased 100% of its product from one manufacturer located in China. As of March 31, 2001, there were no accounts payable balance due to this manufacturer.


NOTE 6 - GOING CONCERN

     As reflected in the accompanying financial statements, the Company's loss from operations of $215,153, negative cash flow from operating activities of $31,883 and working capital deficiency of $15,390 raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

     The Company intends to merge with a public shell (See Note 7(ii)) to raise additional equity capital. Management believes that actions presently taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.


NOTE 7 - SUBSEQUENT EVENTS

     (i) On April 26, 2001, the Company entered into an agreement with a consulting company to provide financial consulting services. In addition, the consulting company will facilitate a merger ("business combination") between the Company and a company reporting to the Securities and Exchange Commission under the Securities Act of 1934 (See Note 7(ii)). Upon the effective date of the business combination, the Company will pay the consulting company 1,000,000 common shares of common stock and other securities of the merged companies as designated by the Company under its agreement. The issuance of the common stock and other securities as defined in the agreement will occur upon the selling of a minimum of 3,400,000 shares of common stock of the Company by way of a private placement, common stock offering or other suitable vehicle to be determined by the Company.

                             TRADEQWEST INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2001

NOTE 7 - SUBSEQUENT EVENTS (Continued)

     (ii) In July 2001, the Company entered into a share exchange agreement with a reporting company ("the Acquiror"). The Acquiror will acquire 100% of the issued and outstanding common stock of the Company totaling 1,500 shares in exchange for 11,200,002 shares of $.001 par value of the Acquiror's common stock which represents approximately 78.7% of the Acquiror's common stock immediately after the exchange. The transaction became effective on July 31, 2001 (See Note 6). Concurrent with the merger, the Acquiror changed its name to TradeQwest, Inc. (See Note 7(i)).

     (iii)On July 3, 2001, the Company entered into a forty-month operating lease for warehouse space expiring November 2004. The lease calls for base rent of $12,720 per month, subject to an increase to $13,992 in April 2002.

                             TRADEQWEST INCORPORATED
                                  BALANCE SHEET
                               AS OF JUNE 30, 2001


CURRENT ASSETS
  Cash                                                        $         1,603
                                                              ---------------
     Total Current Assets                                               1,603
                                                              ----------------
OTHER ASSETS
  Security deposit                                                      5,108
                                                              ----------------
     Total Other Assets                                                 5,108
                                                              ----------------

TOTAL ASSETS                                                  $         6,711
------------                                                  ================


                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
  Accounts payable                                            $        26,157
                                                              ----------------
     Total Current Liabilities                                         26,157
                                                              ----------------

STOCKHOLDERS' DEFICIENCY
  Common stock, no par value, 1,500 shares
   authorized, issued and outstanding                                  58,669
  Additional paid-in capital                                          341,885
  Accumulated deficit                                                (420,000)
                                                              ----------------
TOTAL STOCKHOLDERS' DEFICIENCY                                        (19,446)
                                                              ----------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                $         6,711
----------------------------------------------                ----------------



                       See notes to financial statements

                             TRADEQWEST INCORPORATED
                             STATEMENT OF OPERATIONS
                 FOR THE PERIOD FROM JANUARY 8, 2001 (INCEPTION)
                                TO JUNE 30, 2001



SALES                                                         $      5,539,249

COST OF GOODS SOLD                                                   5,146,150
                                                              ----------------
GROSS PROFIT                                                           393,099
                                                              ----------------

OPERATING EXPENSES
 Officer's salary                                                       70,000
 Office salaries                                                       215,488
 Travel expense                                                         97,386
 Meals and entertainment                                                62,472
 Selling and marketing expenses                                         73,126
 Office expenses                                                        41,605
 Professional fees                                                     194,076
 Supplies and samples                                                   32,034
 Utilities                                                              26,912
                                                              ----------------
      Total Operating Expenses                                         813,099
                                                              ----------------
NET LOSS                                                      $       (420,000)
--------                                                      ================

NET LOSS PER SHARE  - BASIC AND DILUTED                       $        (280.00)
                                                              ================
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
DURING THE PERIOD - BASIC AND DILUTED                                    1,500
                                                              ================


                       See notes to financial statements


                             TRADEQWEST INCORPORATED
                STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
        FOR THE PERIOD FROM JANUARY 8, 2001 (INCEPTION) TO JUNE 30, 2001



                                                   Common Stock        Additional
                                               -------------------      Paid-In      Accumulated
                                               Shares     Amount        Capital        Deficit         Total
                                               ------   ----------    -----------    -----------    -----------

Common stock issued for cash to founders        1,500   $   58,669    $      -       $     -        $    58,669

Contribution of loan payable - stockholders      -            -           341,885          -            341,885

Net loss for the period ended June 30, 2001      -            -              -         (420,000)       (420,000)
                                               ------   ----------    -----------    -----------    -----------

BALANCE, JUNE 30, 2001                          1,500   $   58,669    $   341,885    $ (420,000)    $   (19,446)
-----------------------                        ======   ==========    ===========    ===========    ===========












                       See notes to financial statements

                             TRADEQWEST INCORPORATED
                             STATEMENT OF CASH FLOWS
        FOR THE PERIOD FROM JANUARY 8, 2001 (INCEPTION) TO JUNE 30, 2001



CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                   $      (420,000)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
    Expenses paid by shareholders on behalf of the Company            341,885
    Changes in operating assets and liabilities
     Increase in accounts payable                                      26,157
                                                              ----------------
         Net Cash Used In Operating Activities                        (51,958)
                                                              ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Security deposit                                                   (5,108)
                                                              ----------------
         Net Cash Used In Investing Activities                         (5,108)
                                                              ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from issuance of stock                                    58,669
                                                              ----------------
         Net Cash Provided By Financing Activities                     58,669
                                                              ----------------

INCREASE IN CASH AND CASH EQUIVALENTS                                   1,603

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                          -
                                                              ----------------

CASH AND CASH EQUIVALENTS - END OF PERIOD                     $         1,603
-----------------------------------------                     ================








                       See notes to financial statements

                             TRADEQWEST INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2001


NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A) Organization and Business Operations
     ----------------------------------------
     TradeQwest Incorporated (the "Company") was incorporated in Delaware on January 8, 2001. The Company is a supply chain management and logistics services provider which at this time specifically serves the international textile and apparel industry. The Company fully manages the apparel sourcing and production process beginning with overseas manufacturing and logistics, through financial control systems and includes domestic warehousing and distribution.

     (B) Use of Estimates
     --------------------
     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (C) Cash and Cash Equivalents
     -----------------------------
     For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

     (D) Income Taxes
     ----------------
     The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                             TRADEQWEST INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2001

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     (E) Revenue Recognition
     -----------------------
     The Company recognizes revenue at the time of shipment and collectability is reasonably assured.

     (F) Fair Value of Financial Instruments
     ---------------------------------------
     Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The carrying amounts of the Company's accounts payable and loan payable - stockholder approximates fair value due to the relatively short period to maturity for these instruments.

     (G) Loss Per Share
     ------------------
     Basic and diluted net loss per common share for the period from January 8, 2001 (inception) to June 30, 2001 is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share". Common stock equivalents have not been included in the computation of diluted loss per share since the effect would be anti-dilutive.

     (H) Business Segments
     ---------------------
     The Company applies Statement of Financial Accounting Standards No. 131 "Disclosures about Segments of an Enterprise and Related Information". The Company operates in one segment and therefore segment information is not presented.

     (I) Recent Accounting Pronouncements
     ------------------------------------
     The Financial Accounting Standards Board has recently issued several new accounting pronouncements. Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by Statement No. 137 and 138, establishes accounting and reporting standards for derivative instruments and related contracts and hedging activities. This statement is effective for all fiscal quarters and fiscal years beginning after June 15, 2000. The Company believes that its adoption of these pronouncements will not have a material effect on the Company's financial position or results of operations.

                             TRADEQWEST INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2001

NOTE 2 STOCKHOLDERS' EQUITY

     In January 2001, the Company issued 1,500 shares of common stock for cash of $58,669.

     The Company's Board of Directors authorized the conversion of a $341,885 non-interest bearing loan payable to the shareholders, which arose from funds expended on behalf of the Company, into additional paid-in capital.

NOTE 3 COMMITMENTS AND CONTINGENCIES

     (A) Operating Lease
     -------------------
     The Company leases corporate office space under a short-term non-cancelable lease commencing February 26, 2001 and expiring May 31, 2001. Total rent expense for the period from January 8, 2001 to June 30, 2001 was $16,124.

     (B) Warehouse Lease
     -------------------
     The Company rents warehouse space on a month to month basis. Total rent expense for the period from January 8, 2001 to June 30, 2001 was $94,148 (See Note 7(ii)).

     (C) Employment Agreements
     -------------------------
     The Company entered into employment agreements with its three executive officers effective January 8, 2001. The employment agreements provide for annual salaries of $144,000, incentive compensation, and other items. All the employment agreements have an expiration date of January 1, 2003. As of June 30, 2001, all three executive officers have agreed to waive all salaries accrued but not paid prior to that day.

     (D) Consulting Agreement
     ------------------------
     On March 31, 2001, the Company entered into a one-year agreement with an individual to provide financial consulting services. Under the terms of the agreement, the Company will pay the consultant $5,000 per month.

     On April 26, 2001, the Company entered into an agreement with a consulting company to provide financial consulting services. In addition, the consulting company will facilitate a merger ("business combination") between the Company and a company reporting to the Securities and Exchange Commission under the Securities Act of 1934 (See Note 7(i)). Upon the effective date of the business combination the Company will pay the consulting company 1,000,000 common shares and common stock and other securities of the merged companies as designated by the Company under its agreement. The issuance of the common stock and other securities as defined in the agreement will occur upon the selling of a minimum of 3,400,000 shares of common stock of the Company by way of a private placement, common stock offering or other suitable vehicle to be determined by the Company.

                             TRADEQWEST INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2001

NOTE 4 INCOME TAXES

     Income  tax  expense   (benefit)  for  the  period  from  January  8,  2001
     (inception) to June 30, 2001 is summarized as follows:

      Current:
         Federal                                              $       -
         State                                                        -
         Deferred - Federal and State                                 -
                                                              -------------
       Income tax expense (benefit)                           $       -
                                                              =============

     The Company's tax expense differs from the "expected" tax expense for the period from January 8, 2001 (inception) to June 30, 2001 as follows:

       U.S. Federal income tax benefit                        $   (132,200)
       Effect of net operating loss carryforward                   132,200
                                                              -------------
                                                              $       -
                                                              =============

       The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities as of June 30, 2001 are as follows:

       Deferred tax assets:
       Net operating loss carryforward                        $    132,200
         Total gross deferred tax assets                           132,200
       Less valuation allowance                                   (132,200)
                                                              -------------
         Net deferred tax assets                              $       -
                                                              =============

     As of March 31, 2001, the Company had a net operating loss carryforward of approximately $388,800 for U.S. Federal income tax purposes available to offset future taxable income expiring in 2021.

     The net change in the valuation allowance during the period from January 8, 2001 (inception) to June 30, 2001 was an increase of approximately $132,200.

                             TRADEQWEST INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2001

NOTE 5 SIGNIFICANT CONCENTRATION OF CREDIT RISK

     Through June 30, 2001, the Company derived 100% of its revenues from one customer. As of June 30, 2001, there were no accounts receivable balance due from this customer.

     Through June 30, 2001, the Company purchased 100% of its product from one manufacturer located in China. As of June 30, 2001, there were no accounts payable balance due to this manufacturer.


NOTE 6 GOING CONCERN

     As reflected in the accompanying financial statements, the Company's loss from operations of $420,000, negative cash flow from operating activities of $51,958 and working capital deficiency of $24,554 raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

     The Company intends to merge with a public shell (See Note 7(i)) to raise additional equity capital. Management believes that actions presently taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.


NOTE 7 SUBSEQUENT EVENTS

     (i) In July 2001, the Company entered into a share exchange agreement with an inactive reporting shell company ("the Acquiror"). The Acquiror will acquire 100% of the issued and outstanding common stock of the Company totaling 1,500 shares in exchange for 11,200,002 shares of $.001 par value of the Acquiror's common stock which represents approximately 78.7% of the Acquiror's common stock immediately after the exchange. The transaction became effective on July 31, 2001 (See
          Note 6). Concurrent with the merger, the Acquiror changed its name to TradeQwest Incorporated (See Note 3(D)).

                             TRADEQWEST INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2001

NOTE 7 SUBSEQUENT EVENTS (Continued)

          This transaction will be accounted for as a recapitalization of the Company and subsequent financial statements will include the financial statements of the Company for the period presented and the financial statements of the Acquiror from the date of recapitalization. The following is the pro forma stockholders' deficiency of the Company had the recapitalization occurred on June 30, 2001.

           Preferred stock, $.001 par value,
            8,000,000 shares authorized,  none
            issued and outstanding                              $            -
           Common  stock,  $.001  par  value,  100,000,000
            shares  authorized, 14,237,602 issued and
            outstanding                                                 14,238
           Additional paid-in capital                                  386,316
           Accumulated deficit                                        (420,000)
                                                                --------------
                TOTAL STOCKHOLDERS' DEFICIENCY                  $      (19,446)
                                                                ==============

     (ii) On July 3, 2001, the Company entered into a forty-month operating lease for warehouse space expiring November 2004. The lease calls for base rent of $12,720 per month, subject to an increase to $13,992 in April 2002.










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